BLACKROCK LIQUIDITY FUNDS

TempCash

FedFund

T-Fund

Treasury Trust Fund

BlackRock Liquid Federal Trust Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 20, 2021 to the Prospectus and Statement of Additional Information of the Funds relating to Premier Shares, each dated February 26, 2021, as supplemented to date

On July 27, 2021, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of each Fund approved a proposal to permit settlement of purchases and sales of Premier Shares of the Funds on the Business Day following the order through the NSCC Fund/SERV trading platform.

Consequently, effective September 27, 2021, the following changes are made to the Funds’ Premier Shares Prospectus and Statement of Additional Information, as applicable:

The “Account Information—Redemption of Shares” section of the Funds’ Prospectus is hereby amended to delete the second paragraph in its entirety and replace it with the following:

Each Fund will open for business and begin accepting redemption orders at 7:30 a.m. (Eastern time) on any Business Day. Redemption orders are accepted on Business Days in accordance with the deadlines outlined in the chart below. If redemption orders are received by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) on a Business Day by the established deadlines, payment for redeemed Fund shares will typically be sent in federal funds on the day that is either the next Business Day or two Business Days following such day, depending on the election of your Financial Intermediary through the NSCC Fund/SERV trading platform. Redemption orders may be placed either in number of shares or in dollars for the Institutional Funds.

The “Account Information—Additional Purchase and Redemption Information” section of the Funds’ Prospectus is hereby amended to delete the first paragraph and first sentence of the second paragraph in their entirety and replace them with the following:

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the next Business Day or two Business Days following the redemption request, depending on the election by your Financial Intermediary through the NSCC Fund/SERV trading platform.

A Fund may postpone and/or suspend redemption and payment beyond the elected redemption time only as follows:

The “Account Information—Dividends and Distributions” section of the Funds’ Prospectus is hereby amended to delete the first paragraph in its entirety and replace it with the following:

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. If your Financial Intermediary has elected settlement of a purchase order for the following Business Day, those shares will begin accruing dividends on the second Business Day following the day the purchase order for the shares is effected and continue to accrue dividends through the Business Day following the day such shares are redeemed and if your Financial Intermediary has elected settlement of a purchase order for the second Business Day following the order, those shares begin accruing dividends on the third Business Day following the day the purchase order for the shares is effected and continue to accrue dividends through the second Business Day following the day such shares are redeemed. Unless they are reinvested, dividends are paid monthly.

The fifth paragraph of the “Additional Purchase and Redemption Information—General” section of the Funds’ Statement of Additional Information is hereby amended to delete the first two sentences of such paragraph in their entirety and replace them with the following:

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in the Funds’ prospectuses and this SAI, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day (two business days with respect to Premier Shares for those Premier Shares electing settlement two days after an order has been placed) following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day (two business days with respect to Premier Shares electing settlement two days after an order has been placed) only as follows:

The first paragraph of the “Additional Purchase and Redemption Information—General—Dividend Accruals—Premier Shares” section of the Funds’ Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Dividend Accruals—Premier Shares. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed.

If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed.

Shareholders should retain this Supplement for future reference.

PRSAI-BLF5-0821SUP

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